SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20429

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 23, 2003
                                                  ----------------

                             SALISBURY BANCORP, INC.
                             -----------------------
               (Exact name of registrant as specified in charter)


       Connecticut                                                06-1514263
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(State or other jurisdiction                                (IRS Employer
of incorporation)                                            Identification No.)


 5 Bissell Street, Lakeville, Connecticut                            06039-1868
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(Address of principal executive offices)                             (zip code)


Registrant's telephone number, including area code: (860) 435-9801
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


                                       -2-
Form 8-K, Current Report
Salisbury Bancorp, Inc.


Item 12. Results of Operations and Financial Condition
         ---------------------------------------------

     On October 23, 2003, Salisbury Bancorp, Inc. (the "Company") issued a press release announcing its financial results for the quarter ended September 30, 2003. The press release is attached as Exhibit 99.1 and is incorporated herein by reference.

     The information in this report (including Exhibit 99.1) is being furnished pursuant to Item 12 and shall not be deemed to be "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act.

   Exhibit Index                                                        Page
   -------------                                                        ----

            99.l     Press release dated October 23, 2003                3

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Dated:   October 24, 2003                  SALISBURY BANCORP, INC.


                                           By:    /s/ John F. Perotti
                                                  ------------------------------
                                                  John F. Perotti, President and
                                                  Chief Executive Officer